SEGMENT AND GEOGRAPHIC INFORMATION	12 Months Ended
Dec. 31, 2025
Disclosure of operating segments [abstract]
SEGMENT AND GEOGRAPHIC INFORMATION	SEGMENT AND GEOGRAPHIC INFORMATION
IFRS 8 Operating Segments requires operating segments to be identified on the basis of internal reporting about components of the Company that are regularly reviewed by the chief operating decision-maker in order to allocate resources to segments and to assess their performance. The information reported to the Board of Directors of the Company, who are the chief operating decision makers, for the purposes of resource allocation and assessment of performance does not contain discrete operation segment financial information and the directors reviewed the financial results of the Company as a whole. Therefore, no further information on the operating segment is presented.
Geographic information
(a)Revenue

(Dollars in millions)	2025	2024	2023
License and other revenue
United States of America	$57.5	$144.4	$35.1
China	26.6	0.3	0.2
Total license and other revenue	$84.1	$144.7	$35.3

Collaboration revenue
United States of America	$746.1	$434.7	$234.7
Outside the United States of America	198.7	47.9	15.1
Total collaboration revenue	$944.8	$482.6	$249.8
Total revenue	$1,028.9	$627.3	$285.1

The revenue information above is based on the locations of the customers.

(b)Non-current assets

(Dollars in millions)	December 31, 2025	December 31, 2024
United States of America	$317.6	$188.4
China	44.7	46.1
Europe	119.3	147.4
Total	$481.6	$381.9
The non-current asset information above is based on the locations of assets and excludes financial assets at fair value through other comprehensive income and non-current time deposits. There was $5.0 million of financial assets at fair value through other comprehensive income and no non-current time deposits as of December 31, 2025. There were no financial assets at fair value through other comprehensive income and $4.4 million of non-current deposits of as of December 31, 2024.